Exhibit 32.1

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
                            SECTION 906 OF THE
                        SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Orbit E-Commerce, Inc. (the "Company") on Form 10-KSB for the period ended July 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 21, 2005          By: /s/ Douglas C. Lloyd
                                   Douglas C. Lloyd,
                                   President  and Chief Executive
                                   Officer (Principal Executive Officer)


Dated:  November 21, 2005          By: /s/ Douglas C. Lloyd
                                   Douglas C. Lloyd,
                                   Principal Financial Officer